UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

ESAB Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41297	87-0923837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

909 Rose Avenue, 8th Floor
North Bethesda, MD 20852
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9099
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2026, ESAB Corporation (the “Company” or “ESAB”) appointed Mitchell P. Rales as Executive Chair of the Board of Directors (“Executive Chair”), effective as of June 10, 2026, and granted performance-based stock option awards (the “Performance Option Awards”) to Mr. Rales, Shyam P. Kambeyanda, Chief Executive Officer, and other senior members of the management team. The Performance Option Awards are intended to secure the leadership and capabilities of Mr. Rales, Mr. Kambeyanda and other senior members of the management team so they can continue working together to execute on the Company’s next chapter of growth. The Board of Directors (the “Board”) believes that preserving this proven partnership is an important strategic priority for the Company and its stockholders.

The design of the Performance Option Awards, including lengthy service vesting periods and rigorous stock price hurdle performance goals, demonstrates the Board’s belief that the sustained engagement of Mr. Rales, Mr. Kambeyanda and the senior management team will drive ESAB’s business transformation over the next six years and the achievement of long-term stockholder value. The Company’s recent acquisition of Eddyfi—a transformative step in the Company’s strategy to become a premier industrial compounder—demonstrated the value of their collaboration and the strength of the leadership team they have built together.

Executive Chair of the Board

As Executive Chair, Mr. Rales will remain Chairman of the Board and continue working with Mr. Kambeyanda on ESAB’s ongoing growth, building on the partnership they have established to continue the Company’s transformation. Mr. Rales has been instrumental in the Company’s growth and evolution since he joined the Board and was appointed Chairman in April 2022, and the Board is confident that Mr. Rales’ continued and engaged involvement, combined with his four decades of experience building one of the most successful industrial compounders in history, makes the partnership between him, Mr. Kambeyanda and the broader management team an enduring source of value for ESAB’s stockholders.

Rales Performance Option Award

In May 2026, the Board established a special committee of the Board (the “Special Committee”) composed of disinterested directors (as defined in Section 144 of the Delaware General Corporation Law) to consider the grant of an equity award to Mr. Rales in connection with his potential appointment as Executive Chair. On June 10, 2026 (the “Grant Date”), following the Board’s appointment of Mr. Rales as Executive Chair, the Special Committee approved a performance-based stock option award to Mr. Rales (the “Rales Performance Option Award”) under the Company’s Amended and Restated 2022 Omnibus Incentive Plan (the “2022 Plan”), with vesting contingent on achieving rigorous stock price hurdles over a long-term performance period, as described below. Prior to its approval of the Rales Performance Option Award, the Special Committee, in consultation with its independent outside legal counsel and independent compensation consultants, considered and evaluated, among other things, the appropriateness and design of such an award, as well as the structure, terms and form thereof. Specifically, in connection with the process, the Special Committee evaluated the rationale for the grant, the appropriate structure and form, performance goals and time-based vesting period of the award, the total size of the award, and the benefits that would inure to stockholders should the performance goals be achieved.

The Rales Performance Option Award is intended to retain Mr. Rales and to recognize his significant contributions to ESAB. In light of these factors and such other factors that the Special Committee determined to be relevant, the Special Committee determined that the grant of the Rales Performance Option Award, subject to the terms and conditions set forth in the Award Agreement (as defined below), is advisable and is fair to, and in the best interests of, the Company and its stockholders.

Management Performance Option Awards

On June 10, 2026, the Board, upon the recommendation of the Compensation and Human Capital Management Committee of the Board (the “Compensation Committee”), approved a new performance equity award under the 2022 Plan for Mr. Kambeyanda; in addition, on June 10, 2026, the Compensation Committee approved new performance equity awards under the 2022 Plan for the other members of the Company’s senior management team (such awards, together with the performance equity award for Mr. Kambeyanda, the “Management Performance Option Awards”). The Management Performance Option Awards were approved to incentivize the Company’s senior leaders to achieve the same performance goals as Mr. Rales and to remain with the Company over the same long-term performance period. The Management Performance Option Awards have the same terms and conditions as the Rales Performance Option Award. The Management Performance Option Awards reflect the high level of confidence that the Board has in the ability of Mr. Kambeyanda and the senior leadership team, working together with Mr. Rales, to achieve ESAB’s future vision.

Summary of Performance Option Awards

Each Performance Option Award includes the following key terms, as described in more detail in the form of performance non-qualified stock option agreement governing the Performance Option Award (the “Award Agreement”):

●	Exercise Price: $82.92 per share, which is equal to the closing price of the Company’s common stock on the New York Stock Exchange on the Grant Date.

●	Term: Seven years from the Grant Date (June 9, 2033).

●	Vesting Conditions: Each Performance Option Award is divided into three tranches (each, a “Tranche”), with vesting of each Tranche conditioned upon the satisfaction of both a service-based vesting condition and a performance-based vesting condition. The service-based vesting condition requires the recipient of the award to remain in service to the Company from the Grant Date through the applicable service vesting dates (the “Service Condition”), as described below, or, if later, the date on which a Stock Price Hurdle (as defined below) is certified by the Compensation Committee as having been satisfied (such date of certification, the “Determination Date”). The performance-based vesting condition is based on the Committee’s certification of the Company’s achievement of the stock price hurdles set forth below (each, a “Stock Price Hurdle”) during the four-year period commencing on the second anniversary of the Grant Date and ending on the sixth anniversary of the Grant Date (the “Performance Period”):

o	$140 Stock Price Hurdle: one third of the shares underlying the Performance Option Award will only vest if the average per-share closing price of the Company’s common stock over any 30 trailing trading day period during the Performance Period equals or exceeds $140.

o	$170 Stock Price Hurdle: one third of the shares underlying the Performance Option Award will only vest if the average per-share closing price of the Company’s common stock over any 30 trailing trading day period during the Performance Period equals or exceeds $170.

o	$200 Stock Price Hurdle: one third of the shares underlying the Performance Option Award will only vest if the average per-share closing price of the Company’s common stock over any 30 trailing trading day period during the Performance Period equals or exceeds $200.

The number of shares eligible to vest for each Tranche as described above are referred to as the “Eligible Shares”. On each of the fourth, fifth and sixth anniversaries of the Grant Date (each, a “Service Vesting Date”), subject to the continued service of the recipient of the award between the Grant Date and such Service Vesting Date, the percentage of Eligible Shares that will vest for each Tranche for which the Stock Price Hurdle has been achieved is as follows:

Service Vesting Date	Percentage of Eligible Shares of Each Tranche That Will Vest
4th Anniversary of Grant Date	33.33%
5th Anniversary of Grant Date	33.33%
6th Anniversary of Grant Date	33.34%

However, to the extent the applicable Stock Price Hurdle has not yet been achieved as of the applicable Service Vesting Date, the Service Condition shall not be satisfied until the applicable Determination Date. If the Stock Price Hurdle for a particular Tranche is not met during the Performance Period, no portion of that Tranche will vest. Each Stock Price Hurdle need only be achieved once for the Performance Criteria to be satisfied and, once achieved, may not be achieved again during the Performance Period. There is no linear interpolation between Stock Price Hurdles, except as described below in connection with a change in control of the Company.

●	Termination of Service: Under the Award Agreement, if the service of the recipient of the award is terminated for any reason other than due to death or disability, the award recipient will immediately forfeit any unvested portion of the Performance Option Award, and any vested portion will remain exercisable for 90 days following the date of termination. If the service of the recipient of the award is terminated due to his or her death or disability, the Service Condition shall be deemed satisfied and the Performance Option Award shall remain outstanding and continue to be eligible to satisfy the performance-based vesting condition during the Performance Period. Any portion of the Performance Option Award that is or becomes exercisable by the recipient of the award (or his or her estate or heirs) shall be exercisable at any time for the remainder of the term of the Performance Option Award.

●	Change in Control: The Award Agreement provides that, upon a change in control (as such term is defined in the 2022 Plan) of the Company, any Tranche for which the applicable Stock Price Hurdle has been achieved prior to such transaction will vest in full, with any remaining Service Condition deemed satisfied. Any remaining Tranches will vest to the extent the applicable Stock Price Hurdles are achieved, based on the higher of (x) the unrounded simple average of the closing stock prices on the New York Stock Exchange (non-volume weighted) for the 30 trailing trading day period ending on the day immediately preceding the day on which the closing of such change in control occurs and (y) the per share consideration to be received by Company stockholders in such change in control (the higher of such values, the “Change in Control Value”). To the extent the Change in Control Value falls between two Stock Price Hurdles, a pro rata portion of the shares subject to the higher Tranche (and only the next higher Tranche) will vest proportionately based on where the stock price falls between the two Stock Price Hurdles (but only the next highest Stock Price Hurdle). Any portion of the Performance Option Award that has not met the performance criteria as described above will be forfeited.

●	The total number of shares of the Company’s common stock underlying each Performance Option Award is set forth in the table below:

Name	Total Number of Shares Subject to Performance Option Award
Mitchell P. Rales	1,200,000
Shyam P. Kambeyanda	580,552
R. Brent Jones	145,138
Curtis E. Jewell	58,056
Michele Campion	52,250

The foregoing summary of the terms of each Performance Option Award is qualified in its entirety by reference to the Award Agreement, a form of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Lead Independent Director

In connection with Mr. Rales’ appointment as Executive Chair, the Board also appointed Rhonda Jordan as Lead Independent Director of the Board, effective as of June 10, 2026. The Lead Independent Director will coordinate the activities of the independent directors, serve as liaison between the independent directors and the Executive Chair of the Board, serve as chair of executive sessions of the independent directors, and have such additional responsibilities as set forth in the Company’s Corporate Governance Guidelines.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions. Additional forward-looking statements include, but are not limited to, statements about the plans and expectations regarding the Performance Option Awards; continued incentivization from the Performance Option Awards; and the Company’s future results of operations and financial position and the Company’s business strategy, plans and objectives of management for future operations. Future results may differ materially from those expressed in the forward-looking statements.

These forward-looking statements are not guarantees of performance and are based on the Company’s current expectations, assumptions and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, the risk that the Company may not achieve the anticipated benefits of the Performance Option Awards and other risks described from time to time in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Form of Performance Non-Qualified Stock Option Agreement

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2026

ESAB CORPORATION

By:	/s/ Curtis E. Jewell
	Name:	Curtis E. Jewell
	Title:	SVP, General Counsel